UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 7, 2018
(Date of earliest event reported)

Royale Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-55912	33-02224120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Cordell Court, Suite 210
El Cajon, California 92020
(Address of principal executive offices) (Zip Code)

(619) 383-6600
 (Registrant’s telephone number, including area code)

Royale Energy Holdings, Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.          ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by Royale Energy, Inc. (the “Company” or “New Royale”) on March 12, 2018 (the “Original Report”) in connection with the closing of the mergers of Royale Energy Funds, Inc. (f/k/a Royale Energy, Inc.)  (“Royale”), and Matrix Oil Management Corporation (“Matrix”) and its affiliates pursuant to which both Royale and Matrix emerged as wholly owned subsidiaries of the Company (the “Merger”). Additionally, in connection with the Merger, all limited partnership interests of two limited partnership affiliates of Matrix (Matrix Permian Investments, LP, and Matrix Las Cienegas Limited Partnership), were exchanged for New Royale common stock using conversion ratios according to the relative values of each partnership.  All Class A limited partnership interests of another Matrix affiliate, Matrix Investments, LP (“Matrix Investments”) were exchanged for New Royale Common stock using conversion ratios according to the relative value of the Class A limited partnership interests, and $20,124,000 of Matrix Investments preferred limited partnership interests were converted into 2,012,400 shares of Series B Convertible Preferred Stock of New Royale.  Another Matrix affiliate, Matrix Oil Corporation (“Matrix Operator”), was acquired by New Royale by exchanging New Royale common stock for the outstanding common stock of Matrix Oil Corporation using a conversion ratio according to the relative value of the Matrix Oil Corporation common stock.  Matrix, Matrix Oil Corporation and the three limited partnership affiliates of Matrix called the “Matrix Entities.” This Amendment amends the Original Report to provide the requisite financial statements and pro forma financial information with respect to the Merger and related transactions. No other modifications to the Original Report are being made by this Amendment.

Item 9.01          Financial Statements and Exhibits

(a)          Financial Statements.

The audited consolidated financial statements for Matrix Oil Management Corporation and Affiliates as of and for the years ended December 31, 2017 and 2016, including the notes thereto, and the independent auditor’s report related thereon, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)          Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet and statement of operations of Royale Energy, Inc. as of December 31, 2017 and for the year then ended, which give effect to the Merger, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)          Shell Company Transactions

Not applicable

(d)          Exhibits

Exhibit No.	Description
23.1*	Consent of Weaver and Tidwell, L.L.P.
99.1*	Audited consolidated financial statements of Matrix Oil Management Corporation and Affiliates as of and for the years ended December 31, 2017 and 2016
99.2*	Unaudited pro forma condensed combined balance sheet and statement of operations of Royale Energy, Inc. as of December 31, 2017 and for the year then ended

*          Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: May 16, 2018	By:	/s/ Jonathan Gregory
	Name:	Jonathan Gregory
	Title:	Chief Executive Officer